UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number	811-07502

BNY Mellon International Securities Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end: 5/31
Date of reporting period: 11/30/19

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Emerging Markets Securities Fund

SEMIANNUAL REPORT November 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Emerging Markets Securities Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Emerging Markets Securities Fund (formerly, Dreyfus Emerging Markets Securities Fund), covering the six-month period from June 1, 2019 through November 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equity markets experienced bouts of brief volatility during the reporting period, caused in part by concerns over slowing global growth and trade tensions. Prior to the start of the period, mounting trade disputes ended a strong equity market rally. However, stocks recovered in June 2019 and generally experienced an upward trajectory through the month of July. Prices were buoyed by hopes of a U.S.-China trade deal and the steady, although moderate, pace of U.S. economic growth. Nevertheless, concerns over slowing global growth persisted, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending. Near the end of the period, an announcement by President Trump that the first phase of a trade deal with China had been achieved sent U.S. markets to record highs.

In fixed-income markets, indices generally rose during the reporting period, as mixed economic data and the Federal Reserve’s (the “Fed”) new data-dependent stance regarding future policy moves suggested the economy could be slowing. Markets had been expecting a loosening of monetary policy, and at the end of July 2019, the Fed cut the federal funds rate by 25 basis points. The Fed cut rates again in September and October, for a total 75-basis-point reduction in the federal funds rate during the reporting period. Rates across much of the Treasury curve saw a slight increase during the month of November. However, demand for fixed-income instruments during much of the reporting period was strong, which helped to support positive bond market returns.

We remain optimistic on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
December 16, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2019 through November 30, 2019, as provided by Julianne D. McHugh and Chris Yao, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended November 30, 2019, the BNY Mellon Emerging Markets Securities Fund’s (formerly, Dreyfus Emerging Markets Fund) Class A shares produced a total return of 7.73%, Class C shares returned 7.24%, Class I shares returned 7.94% and Class Y shares returned 7.93%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), had a 5.87% total return for the same period.2

Emerging-market equities gained ground over the reporting period, despite pockets of volatility caused by trade tensions and volatile oil prices. The fund outperformed the Index during the period, due in part to successful stock selection in the materials and financials sectors.

Effective December 2019, Chris Yao became the co-primary manager of the fund.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stock of companies organized, or with a majority of assets or business, in emerging-market countries. In selecting stocks, we identify potential investments through extensive quantitative and fundamental research, using a value-oriented, research-driven approach. Emphasizing individual stock selection rather than economic and industry trends, we focus on value, business health and business momentum. The fund considers emerging-market countries to be generally all countries represented by the Index.

Markets Supported by Central Bank Activity and Trade Optimism

Despite fears over moderating economic growth in emerging markets and the world at large, markets rose on improving sentiment regarding the U.S./China trade talks and interest rate cuts by the U.S. Federal Reserve (the “Fed”) and some emerging-market central banks.

China experienced a drop-off in third-quarter gross domestic product (GDP) growth, as both the domestic and export sides of the economy remained under pressure. In September 2019, China’s central bank cut large banks’ reserve-requirement ratios to the lowest rate since 2007 in an effort to bolster economic stimulus measures. In October, the U.S. announced it had reached a preliminary “phase one” trade agreement with China. The Indian market pulled back slightly during the six months as the GDP growth rate softened during part of the period. However, a series of interest rate cuts and a cut in corporate tax rates in September 2019 provided some support to equity prices. In Brazil, the central bank cut interest rates during the period in an attempt to combat low inflation rates. Argentina’s government implemented new currency controls in September to support the peso and stem currency outflows.

Fund Results Driven by Security Selection

Selection decisions among materials and financials companies, as well as corporations based in South Africa and Taiwan, helped relative results. South Africa-based materials company

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Sibanye-Stillwater was a top performing position. The price of gold increased during the period, and the stock price of the company benefited from that appreciation. Taiwan-based technology company Taiwan Semiconductor Manufacturing was also among the leading contributors. The company benefited from increased demand for its products and services, as well as an improvement in valuations within the semiconductor industry as a whole. A position in Chailease Holding, a Taiwan-based financials company, also bolstered returns. The leasing company and import/export bank has seen its regional market share increase, particularly in China. The company announced earnings that beat expectations and raised guidance throughout the period. In addition, a lack of exposure to companies based in Saudi Arabia also benefited results.

Conversely, relative results were hampered during the period by security selection within the health care and industrials sectors. Positioning within India, China and Turkey also detracted. Within industrials, a position in India-based construction company Larsen and Toubro provided a headwind, as the stock price was hurt due to a weak macroeconomic backdrop in India over the period. India-based drug manufacturer Aurobindo Pharma was also among the top individual detractors. We have since exited the position. Telecommunications company China Unicom Hong Kong was also among the worst performing stocks. The company missed earnings expectations during the second quarter and has seen declining profitability measures due to increased price competition. A position in Turkey-based discount food and apparel retailer BIM Birlesik Magazalar also constrained results.

Positioned for Opportunity

The long-standing uncertainty surrounding emerging market economies could be easing due to potential progress on the trade, Brexit and political fronts. We believe that resolution to these conflicts could be positive for emerging market companies, as added certainty in the macro environment could inspire increased capital spending, which may support equity valuations. In addition, cyclical companies which have seen their earnings contract may benefit from increased predictability in the macro environment. We think the market has been colored by pessimistic earnings growth assumptions, which has depressed valuations, and we believe prices may improve as macro pressures resolve.

Over the past few months, we have increased our weight to Russia and Taiwan, while reducing positions in South Africa and Indonesia. From a sector perspective, we have added to consumer staples companies and are increasing our information technology exposure. We have reduced our positions in financials and materials. We continue to utilize market volatility to take advantage of compelling value opportunities.

December 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through September 30, 2020, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

From time to time, the fund’s investments may be concentrated in issuers located in China and, therefore, at such times, the fund may be particularly exposed to the economy, industries, securities and currency markets of China, which may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China remains a totalitarian country with continuing risk of nationalization, expropriation or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms. China’s economy may be dependent on the economies of other Asian countries, many of which are developing countries. Each of these risks could increase the fund’s volatility.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Emerging Markets Securities Fund from June 1, 2019 to November 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$10.39	$14.25	$9.10	$8.53
Ending value (after expenses)	$1,077.30	$1,072.40	$1,079.40	$1,079.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$10.08	$13.83	$8.82	$8.27
Ending value (after expenses)	$1,015.00	$1,011.25	$1,016.25	$1,016.80

†  Expenses are equal to the fund’s annualized expense ratio of 2.00% for Class A, 2.75% for Class C, 1.75% for Class I and 1.64% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2019 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.3%
Brazil - 6.6%
Banco do Brasil	52,300		587,966
BRF	177,500	[a]	1,524,360
EDP - Energias do Brasil	208,500	[a]	976,460
Hypera	83,500		656,416
Minerva	275,000	[a]	937,537
Petroleo Brasileiro, ADR	80,306		1,101,798
YDUQS Part	95,500	[a]	929,201
			6,713,738
China - 29.6%
Alibaba Group Holding, ADR	34,699	[a]	6,939,800
Anhui Conch Cement, Cl. H	156,000		997,413
China Construction Bank, Cl. H	3,636,399		2,894,050
China Resources Sanjiu Medical & Pharmaceutical Co., Cl. A	126,600		529,534
China Yangtze Power, Cl. A	165,400		426,770
CNOOC, ADR	9,981		1,449,441
ENN Energy Holdings	125,000		1,357,298
Hundsun Technologies, Cl. A	86,100	[a]	892,185
Meituan Dianping, Cl. B	74,200	[a]	978,205
Midea Group, Cl. A	94,900	[a]	733,376
New China Life Insurance, Cl. H	164,600		633,962
PICC Property & Casualty, Cl. H	414,000		479,154
Ping An Insurance Group Company of China, Cl. H	329,000		3,727,914
Shanghai Pharmaceuticals Holding, Cl. H	264,900		475,111
Tencent Holdings	159,750	[a]	6,771,169
Wuliangye Yibin, Cl. A	47,300		858,623
			30,144,005
Colombia - 1.0%
Bancolombia, ADR	21,673		1,046,156
Czech Republic - .9%
Moneta Money Bank	267,963	[b,c]	889,897
Hong Kong - 3.0%
China Overseas Land & Investment	380,000		1,274,264
China Unicom Hong Kong	1,140,000	[a]	975,722
Galaxy Entertainment Group	120,000		784,870
			3,034,856
Hungary - 1.4%
Richter Gedeon	73,412	[c]	1,406,437
India - 10.7%
ACC	48,930	[a]	1,038,213

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
India - 10.7% (continued)
Adani Ports & Special Economic Zone	149,966		798,669
Chennai Super Kings Cricket	5,440,206	[a,d]	0
Hindustan Petroleum	184,831		728,116
Hindustan Unilever	34,733		985,427
Housing Development Finance	41,962		1,343,749
ICICI Bank	148,461		1,060,828
ICICI Bank, ADR	34,830		490,755
Larsen & Toubro	56,908		1,055,500
Maruti Suzuki India	7,562		763,800
Reliance Industries	40,497		875,650
Shriram Transport Finance	62,624		984,001
UPL	91,653	[a]	732,394
			10,857,102
Indonesia - .5%
Bank Mandiri	1,068,700	[a]	528,478
Mexico - 3.4%
America Movil, ADR, Cl. L	71,917		1,099,611
Grupo Aeroportuario del Centro Norte	133,400	[a]	888,492
Grupo Financiero Banorte, Cl. O	148,900		787,960
Wal-Mart de Mexico	235,200		648,065
			3,424,128
Netherlands - .5%
VEON, ADR	210,674		556,179
Philippines - 1.9%
International Container Terminal Services	306,860	[a]	746,392
Metropolitan Bank & Trust	881,270	[a]	1,148,955
			1,895,347
Russia - 7.8%
Gazprom, ADR	211,229		1,675,046
Gazprom, ADR	59,289		470,992
Lukoil	18,345	[c]	1,750,845
Lukoil, ADR	6,307		601,436
Sberbank of Russia	414,385	[c]	1,507,722
X5 Retail Group, GDR	16,969	[a]	563,371
Yandex, Cl. A	33,097	[a]	1,389,081
			7,958,493
Singapore - .9%
Sea, ADR	26,195	[a]	970,263
South Africa - 2.1%
Sibanye Gold	1,110,806	[a,e]	2,188,571
South Korea - 10.0%
Hyundai Mobis	4,379		908,314

Description		Shares		Value ($)
Common Stocks - 97.3% (continued)
South Korea - 10.0% (continued)
Korea Investment Holdings		9,753	[a]	592,042
POSCO, ADR		17,320		833,438
Samsung Electronics		90,346		3,847,440
Samsung Fire & Marine Insurance		1,846	[a]	363,370
Shinhan Financial Group		26,397	[a]	973,280
SK Hynix		29,903	[a]	2,048,133
SK Innovation		4,882		605,523
				10,171,540
Taiwan - 13.1%
Chailease Holding		476,890		2,133,544
MediaTek		152,000		2,099,867
Radiant Opto-Electronics		139,000		533,030
Taiwan Semiconductor Manufacturing		696,638		6,963,983
Win Semiconductors		88,000		872,487
Yageo		68,000		735,485
				13,338,396
Thailand - 1.6%
Muangthai Capital		288,700	[a]	575,633
Thai Beverage		1,617,100	[c]	1,052,291
				1,627,924
Turkey - 1.5%
BIM Birlesik Magazalar		86,124		689,142
Eregli Demir ve Celik Fabrikalari		584,848	[a]	815,913
				1,505,055
United Arab Emirates - .8%
Dubai Islamic Bank		558,758	[a]	806,234
Total Common Stocks (cost $85,402,743)				99,062,799
	Preferred Dividend Yield (%)
Preferred Stocks - 1.0%
Brazil - 1.0%
Banco do Estado do Rio Grande do Sul, Cl. B (cost $821,664)	6.46	205,600		973,065

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,162,764)	1.63	1,162,764	[f]	1,162,764
Total Investments (cost $87,387,171)		99.4%		101,198,628
Cash and Receivables (Net)		.6%		641,050
Net Assets		100.0%		101,839,678

ADR—American Depository Receipt

GDR—Global Depository Receipt

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, these securities were valued at $889,897 or .87% of net assets.

cThe valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At November 30, 2019, the value of this security amounted to $6,607,192 or 6.49% of net assets.

dThe fund held Level 3 securities at November 30, 2019, these securities were valued at $0 or .0% of net assets.

eSecurity, or portion thereof, on loan. At November 30, 2019, the value of the fund’s securities on loan was $75,471 and the value of the collateral was $78,246, consisting of U.S. Government & Agency securities.

fInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Banks	14.8
Semiconductors & Semiconductor Equipment	12.3
Energy	9.1
Media & Entertainment	9.0
Retailing	7.8
Materials	6.5
Insurance	5.1
Technology Hardware & Equipment	4.5
Food, Beverage & Tobacco	4.3
Diversified Financials	4.2
Utilities	2.7
Telecommunication Services	2.6
Pharmaceuticals Biotechnology & Life Sciences	2.5
Transportation	2.4
Food & Staples Retailing	1.9
Consumer Services	1.7
Automobiles & Components	1.6
Real Estate	1.2
Investment Companies	1.1
Capital Goods	1.0
Household & Personal Products	1.0
Software & Services	.9
Consumer Durables & Apparel	.7
Health Care Equipment & Services	.5
99.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 5/31/19 ($)	Purchases ($)	Sales ($)	Value 11/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	18,465,413	17,302,649	1,162,764	1.1	7,595

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $75,471)—Note 1(c):
Unaffiliated issuers	86,224,407	100,035,864
Affiliated issuers	1,162,764	1,162,764
Cash denominated in foreign currency	818,721	811,334
Dividends, interest and securities lending income receivable		61,158
Tax reclaim receivable		8,133
Receivable for shares of Common Stock subscribed		1,388
Prepaid expenses		37,022
		102,117,663
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		151,858
Cash overdraft due to Custodian		260
Payable for shares of Common Stock redeemed		43,184
Foreign capital gains tax payable		2,079
Directors’ fees and expenses payable		1,476
Other accrued expenses		79,128
		277,985
Net Assets ($)		101,839,678
Composition of Net Assets ($):
Paid-in capital		389,280,588
Total distributable earnings (loss)		(287,440,910)
Net Assets ($)		101,839,678

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	40,090,397	1,911,939	19,177,605	40,659,737
Shares Outstanding	3,938,660	192,704	1,832,562	3,982,338
Net Asset Value Per Share ($)	10.18	9.92	10.46	10.21

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2019 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $233,687 foreign taxes withheld at source):
Unaffiliated issuers	2,270,952
Affiliated issuers	7,595
Income from securities lending—Note 1(c)	153
Total Income	2,278,700
Expenses:
Management fee—Note 3(a)	634,897
Shareholder servicing costs—Note 3(c)	109,509
Professional fees	76,166
Custodian fees—Note 3(c)	55,762
Registration fees	31,702
Prospectus and shareholders’ reports	12,455
Distribution fees—Note 3(b)	8,220
Directors’ fees and expenses—Note 3(d)	4,465
Loan commitment fees—Note 2	1,129
Miscellaneous	12,741
Total Expenses	947,046
Less—reduction in expenses due to undertaking—Note 3(a)	(19,548)
Net Expenses	927,498
Investment Income—Net	1,351,202
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(869,931)
Net realized gain (loss) on forward foreign currency exchange contracts	(61,387)
Net Realized Gain (Loss)	(931,318)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	7,193,366
Net Realized and Unrealized Gain (Loss) on Investments	6,262,048
Net Increase in Net Assets Resulting from Operations	7,613,250

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations ($):
Investment income—net	1,351,202	1,013,566
Net realized gain (loss) on investments	(931,318)	(5,675,267)
Net change in unrealized appreciation (depreciation) on investments	7,193,366	(8,178,597)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,613,250	(12,840,298)
Distributions ($):
Distributions to shareholders:
Class A	-	(148,595)
Class I	-	(147,324)
Class Y	-	(354,236)
Total Distributions	-	(650,155)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,656,803	2,248,121
Class C	4,807	54,535
Class I	967,524	3,254,627
Class Y	308,258	2,718,182
Distributions reinvested:
Class A	-	137,453
Class I	-	146,316
Class Y	-	339,639
Cost of shares redeemed:
Class A	(3,696,707)	(10,083,995)
Class C	(1,004,231)	(1,534,760)
Class I	(2,870,659)	(8,887,930)
Class Y	(2,189,029)	(4,520,143)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(6,823,234)	(16,127,955)
Total Increase (Decrease) in Net Assets	790,016	(29,618,408)
Net Assets ($):
Beginning of Period	101,049,662	130,668,070
End of Period	101,839,678	101,049,662

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	167,469	227,016
Shares issued for distributions reinvested	-	14,941
Shares redeemed	(376,268)	(1,030,098)
Net Increase (Decrease) in Shares Outstanding	(208,799)	(788,141)
Class Ca
Shares sold	499	5,663
Shares redeemed	(103,569)	(159,905)
Net Increase (Decrease) in Shares Outstanding	(103,070)	(154,242)
Class Ia
Shares sold	96,388	320,102
Shares issued for distributions reinvested	-	15,500
Shares redeemed	(287,770)	(875,121)
Net Increase (Decrease) in Shares Outstanding	(191,382)	(539,519)
Class Y
Shares sold	31,779	279,850
Shares issued for distributions reinvested	-	36,918
Shares redeemed	(220,212)	(459,279)
Net Increase (Decrease) in Shares Outstanding	(188,433)	(142,511)

[a] During the period ended May 31, 2019, 519 Class C shares representing $5,416 were automatically converted to 509 Class A shares and 64 Class A shares representing $644 were automatically exchanged for 63 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2019		Year Ended May 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	9.45	10.59	10.32	7.82	9.88	10.37
Investment Operations:
Investment income—net[a]	.12	.07	.07	.07	.08	.07
Net realized and unrealized gain (loss) on investments	.61	(1.18)	.31	2.49	(2.02)	(.47)
Total from Investment Operations	.73	(1.11)	.38	2.56	(1.94)	(.40)
Distributions:
Dividends from investment income-net	-	(.03)	(.11)	(.07)	(.19)	(.09)
Payment by affiliate	-	-	.00[b]	.01	.07	-
Net asset value, end of period	10.18	9.45	10.59	10.32	7.82	9.88
Total Return (%)[c]	7.73[d]	(10.43)	3.70[e]	32.83[e]	(18.91)[e]	(3.84)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.07[f]	2.05	1.98	2.11	2.20	1.86
Ratio of net expenses to average net assets	2.00[f]	2.00	1.98	1.83	2.00	1.66
Ratio of net investment income to average net assets	2.48[f]	.75	.66	.72	1.02	.68
Portfolio Turnover Rate	38.86[d]	107.25	72.11	80.10	80.11	54.60
Net Assets, end of period ($ x 1,000)	40,090	39,201	52,269	59,634	54,529	88,714

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Payment by affiliate had no impact on total return for 2018.The total return would have been 32.70% for 2017 and (19.63%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

f Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2019		Year Ended May 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	9.25	10.40	10.11	7.66	9.65	10.13
Investment Operations:
Investment income (loss)—net[a]	.09	.01	(.01)	(.00)[b]	.03	(.01)
Net realized and unrealized gain (loss) on investments	.58	(1.16)	.30	2.44	(1.99)	(.46)
Total from Investment Operations	.67	(1.15)	.29	2.44	(1.96)	(.47)
Distributions:
Dividends from investment income-net	-	-	-	(.00)[b]	(.10)	(.01)
Payment by affiliate	-	-	.00[b]	.01	.07	-
Net asset value, end of period	9.92	9.25	10.40	10.11	7.66	9.65
Total Return (%)[c]	7.24[d]	(11.06)	2.87[e]	32.00[e]	(19.57)[e]	(4.61)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.89[f]	2.82	2.73	2.89	2.90	2.62
Ratio of net expenses to average net assets	2.75[f]	2.75	2.73	2.60	2.70	2.42
Ratio of net investment income (loss) to average net assets	1.93[f]	.08	(.08)	(.03)	.35	(.08)
Portfolio Turnover Rate	38.86[d]	107.25	72.11	80.10	80.11	54.60
Net Assets, end of period ($ x 1,000)	1,912	2,735	4,681	6,671	6,647	11,530

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Payment by affiliate had no impact on total return for 2018. The total return would have been 31.87% for 2017 and (20.20%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.
f Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2019		Year Ended May 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	9.71	10.89	10.60	8.03	9.90	10.41
Investment Operations:
Investment income—net[a]	.14	.10	.10	.08	.12	.10
Net realized and unrealized gain (loss) on investments	.61	(1.21)	.32	2.57	(2.05)	(.48)
Total from Investment Operations	.75	(1.11)	.42	2.65	(1.93)	(.38)
Distributions:
Dividends from investment income-net	-	(.07)	(.13)	(.09)	(.01)	(.13)
Payment by affiliate	-	-	.00[b]	.01	.07	-
Net asset value, end of period	10.46	9.71	10.89	10.60	8.03	9.90
Total Return (%)	7.94[c]	(10.28)	3.92[d]	33.37[d]	(18.81)[d]	(3.58)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.79[e]	1.76	1.72	1.90	1.76	1.63
Ratio of net expenses to average net assets	1.75[e]	1.75	1.72	1.59	1.56	1.43
Ratio of net investment income to average net assets	2.76[e]	1.01	.91	.83	1.44	.98
Portfolio Turnover Rate	38.86[c]	107.25	72.11	80.10	80.11	54.60
Net Assets, end of period ($ x 1,000)	19,178	19,643	27,907	34,247	24,495	388,397

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Payment by affiliate had no impact on total return for 2018. The total return would have been 33.24% for 2017 and (19.51%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.
e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	November 30, 2019	Year Ended May 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	9.46	10.62	10.34	7.84	9.90	10.42
Investment Operations:
Investment income—net[a]	.14	.11	.12	.10	.13	.05
Net realized and unrealized gain (loss) on investments	.61	(1.18)	.30	2.50	(2.04)	(.42)
Total from Investment Operations	.75	(1.07)	.42	2.60	(1.91)	(.37)
Distributions:
Dividends from investment income-net	-	(.09)	(.14)	(.11)	(.22)	(.15)
Payment by affiliate	-	-	.00[b]	.01	.07	-
Net asset value, end of period	10.21	9.46	10.62	10.34	7.84	9.90
Total Return (%)	7.93[c]	(10.09)	4.03[d]	33.49[d]	(18.50)[d]	(2.81)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.64[e]	1.61	1.58	1.78	1.68	1.42
Ratio of net expenses to average net assets	1.64[e]	1.61	1.57	1.42	1.48	1.22
Ratio of net investment income to average net assets	2.83[e]	1.08	1.07	1.14	1.59	.47
Portfolio Turnover Rate	38.86[c]	107.25	72.11	80.10	80.11	54.60
Net Assets, end of period ($ x 1,000)	40,660	39,470	45,810	50,538	34,113	63,825

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Payment by affiliate had no impact on total return for 2018. The total return would have been 33.36% for 2017 and (19.23%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Emerging Markets Securities Fund (the “fund”) is the sole series of BNY Mellon International Securities Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Emerging Markets Fund to BNY Mellon Emerging Markets Securities Fund and the Company changed its name from Dreyfus International Funds, Inc. to BNY Mellon International Securities Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of November 30, 2019 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	92,455,607	6,607,192††	0	99,062,799
Equity Securities- Preferred Stocks	973,065	–	–	973,065
Investment Company	1,162,764	–	–	1,162,764

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Foreign Common Stock($)
Balance as of 5/31/2019	0
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases/ issuances	-
Sales/ dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 11/30/2019†	0
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 11/30/2019	-

† Securities deemed as Level 3 have been determined to be worthless by managements own assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2019, The Bank of New York Mellon earned $27 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At November 30, 2019, BNY Mellon Diversified International Fund, an affiliate of the fund, held 3,919,877 Class Y shares representing approximately 39.30% of the fund’s net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $301,419,938 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2019. The fund has $24,195,563 of short-term capital losses and $277,224,375 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2019 was as follows: ordinary income $650,155. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended November 30, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2019, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed from June 1, 2019 until September 30, 2020, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.75% of the value of the fund’s average daily net assets. On or after September 30, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $19,548 during the period ended November 30, 2019.

During the period ended November 30, 2019, the Distributor retained $456 from commissions earned on sales of the fund’s Class A shares and $649 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2019, Class C shares were charged $8,220 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2019, Class A and Class C shares were charged $50,040 and $2,740, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund has an arrangement with the custodian to receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2019, the fund was charged $10,011 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2019, the fund was charged $55,762 pursuant to the custody agreement.

During the period ended November 30, 2019, the fund was charged $6,571 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $105,198, Distribution Plan fees of $1,191, Shareholder Services Plan fees of $8,684, custodian fees of $40,000, Chief Compliance Officer fees of $2,174 and transfer agency fees of $3,812, which are offset against an expense reimbursement currently in effect in the amount of $9,201.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended November 30, 2019, redemption fees charged and retained by the fund amounted to $730.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended November 30, 2019, amounted to $38,810,823 and $45,072,709, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended November 30, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At November 30, 2019, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2019:

Average Market Value ($)
Forward contracts	111,914

At November 30, 2019, accumulated net unrealized appreciation on investments was $13,811,457, consisting of $17,173,305 gross unrealized appreciation and $3,361,848 gross unrealized depreciation.

At November 30, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

NOTES

For More Information

BNY Mellon Emerging Markets Securities Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DRFMX Class C: DCPEX Class I: DRPEX Class Y: DYPEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0327SA1119

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon International Securities Funds, Inc.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

               Renee LaRoche-Morris

               President (Principal Executive Officer)

Date:      January 27, 2020

By:         /s/ James Windels

               James Windels

               Treasurer (Principal Financial Officer)

Date:      January 24, 2020

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)